SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2005 (June 8, 2005)

Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13457	72-1278948

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

3850 N. Causeway Boulevard, Suite 800
Metairie, Louisiana	70002

(Address of Principal Executive Offices)	(Zip Code)

(504) 834-4392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed from Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EX-16.1 LETTER OF PRICEWATERHOUSECOOPERS LLP

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     Effective June 8, 2005, the Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan (the “401(k) Plan”) appointed LaPorte Sehrt Romig Hand (“LaPorte”), an accounting firm based in New Orleans, Louisiana, as the 401(k) Plan’s independent registered public accounting firm for the fiscal year ended December 31, 2004, and dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the 401(k) Plan’s independent registered public accounting firm. This change applies only to the 401(k) Plan’s financial statements and PricewaterhouseCoopers continues to serve as the independent registered public accounting firm for OCA, Inc. (the “Company”), the 401(k) Plan’s sponsoring company. The change in independent auditors for the 401(k) Plan was based upon economic considerations. The change was approved by the Audit Committee of the Company’s Board of Directors.

     PricewaterhouseCoopers was appointed in April 2004 as the independent auditors for the 401(k) Plan for the fiscal year ended December 31, 2003. The report of PricewaterhouseCoopers related to the 401(k) Plan’s financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2003 and through June 8, 2005, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their reports on the financial statements for the 401(k) Plan for such periods. During the fiscal year ended December 31, 2003 and through June 8, 2005, there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K with respect to the 401(k) Plan.

     The Company has provided a copy of these disclosures to PricewaterhouseCoopers and requested that they provide a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the above statements. A copy of that letter is filed herewith as Exhibit 16.1.

     During the fiscal year ended December 31, 2003 and through June 8, 2005, neither the Company, the 401(k) Plan nor anyone on their behalf consulted LaPorte regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the 401(k) Plan’s financial statements, and neither a written report nor oral advice was provided to the Company or the 401(k) Plan by LaPorte.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant for the Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHODONTIC CENTERS OF AMERICA, INC. 401(K) PROFIT SHARING PLAN
By:	OCA, INC.

By:	/s/ Cathy M. Green
Cathy M. Green
Chief Accounting Officer and Interim Chief Financial Officer

Date: July 19, 2005

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